Leases - Components of Lease Costs (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Components of lease cost
Finance lease cost	$ 67	$ 52	$ 35
Operating lease cost	1,050	1,126	1,181
Short-term lease cost	7	21	28
Variable lease cost	262	336	343
Sublease income	(72)	(46)	(28)
Total lease cost	1,315	1,489	1,558
Gains on sale and leaseback transactions, net	$ 41	$ 7	$ 0